Tidal Trust II 485BPOS

Exhibit 99.(e)(i)(28)

TWENTY-NINTH AMENDMENT

TO ETF DISTRIBUTION AGREEMENT

This twenty-ninth amendment (“Amendment”) to the ETF Distribution Agreement dated as of July 5, 2022 (the “Agreement”), by and between Tidal Trust II (the “Trust”) and Foreside Fund Services, LLC (“Foreside” and together with the Trust, the “Parties”) is entered into as of October 20, 2025 (the “Effective Date”).

WHEREAS, The Parties desire to amend Exhibit A of the Agreement to reflect an updated Funds list; and

WHEREAS, Section 8(b) of the Agreement requires that all amendments and modifications to the Agreement be in writing and executed by the Parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the meanings set forth in Agreement.

2.	Exhibit A of the Agreement is hereby deleted and replaced in its entirety by Exhibit A attached hereto.

3.	Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

4.	This Amendment shall be governed by, and the provisions of this Amendment shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

TIDAL TRUST II		FORESIDE FUND SERVICES, LLC

By:	/s/Eric Falkeis	By:	/s/Teresa Cowan

Name:	Eric Falkeis	Name:	Teresa Cowan

Title:	Principal Executive Officer	Title:	President

EXHIBIT A

Carbon Collective Climate Solutions U.S. Equity ETF

Carbon Collective Short Duration Green Bond ETF

YieldMax® Innovation Option Income Strategy ETF

YieldMax® KWEB Option Income Strategy ETF

YieldMax® Gold Miners Option Income Strategy ETF

YieldMax® XBI Option Income Strategy ETF

YieldMax® TLT Option Income Strategy ETF

YieldMax® AAPL Option Income Strategy ETF

YieldMax® AMZN Option Income Strategy ETF

YieldMax® BRK.B Option Income Strategy ETF

YieldMax® COIN Option Income Strategy ETF

YieldMax® META Option Income Strategy ETF

YieldMax® GOOGL Option Income Strategy ETF

YieldMax® NFLX Option Income Strategy ETF

YieldMax® NVDA Option Income Strategy ETF

YieldMax® XYZ Option Income Strategy ETF

YieldMax® TSLA Option Income Strategy ETF

YieldMax® ABNB Option Income Strategy ETF

YieldMax® AMD Option Income Strategy ETF

YieldMax® MRNA Option Income Strategy ETF

YieldMax® PYPL Option Income Strategy ETF

YieldMax® DIS Option Income Strategy ETF

YieldMax® JPM Option Income Strategy ETF

YieldMax® MSFT Option Income Strategy ETF

YieldMax® XOM Option Income Strategy ETF

YieldMax® AI Option Income Strategy ETF

YieldMax® ROKU Option Income Strategy ETF

YieldMax® SNOW Option Income Strategy ETF

YieldMax® ZM Option Income Strategy ETF

YieldMax® ADBE Option Income Strategy ETF

YieldMax® NKE Option Income Strategy ETF

YieldMax® ORCL Option Income Strategy ETF

YieldMax® INTC Option Income Strategy ETF

YieldMax® BIIB Option Income Strategy ETF

YieldMax® BA Option Income Strategy ETF

YieldMax® TGT Option Income Strategy ETF

YieldMax® Universe Fund of Option Income ETFs

YieldMax® Magnificent 7 Fund of Option Income ETFs

YieldMax® Ultra Option Income Strategy ETF

YieldMax® MSTR Option Income Strategy ETF

YieldMax® Short TSLA Option Income Strategy ETF

YieldMax® Short Innovation Option Income Strategy ETF

YieldMax® Short NVDA Option Income Strategy ETF

YieldMax® Short COIN Option Income Strategy ETF

YieldMax® Short AAPL Option Income Strategy ETF

YieldMax® Short N100 Option Income Strategy ETF

YieldMax® Bitcoin Option Income Strategy ETF

YieldMax® BABA Option Income Strategy ETF

YieldMax® CVNA Option Income Strategy ETF

YieldMax® DKNG Option Income Strategy ETF

YieldMax® HOOD Option Income Strategy ETF

YieldMax® JD Option Income Strategy ETF

YieldMax® MARA Option Income Strategy ETF

YieldMax® PDD Option Income Strategy ETF

YieldMax® PLTR Option Income Strategy ETF

YieldMax® RBLX Option Income Strategy ETF

YieldMax® SHOP Option Income Strategy ETF

YieldMax® SMCI Option Income Strategy ETF

YieldMax® TSM Option Income Strategy ETF

YieldMax® Ether Option Income Strategy ETF

YieldMax® Target 12™ Semiconductor Option Income ETF

YieldMax® Target 12™ BioTech & Pharma Option Income ETF

YieldMax® Target 12™ Energy Option Income ETF

YieldMax® Target 12™ Real Estate Option Income ETF

YieldMax® Target 12™ Tech & Innovation Option Income ETF

YieldMax® Target 12™ Big 50 Option Income ETF

YieldMax® Dorsey Wright Hybrid 5 Income ETF

YieldMax® Dorsey Wright Featured 5 Income ETF

YieldMax® AI & Tech Portfolio Option Income ETF

YieldMax® Crypto Industry & Tech Portfolio Option Income ETF

YieldMax® China Portfolio Option Income ETF

YieldMax® Semiconductor Portfolio Option Income ETF

YieldMax® Biotech & Pharma Portfolio Option Income ETF

YieldMax® Ultra Short Option Income Strategy ETF

YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF

YieldMax® S&P 500 0DTE Covered Call Strategy ETF

YieldMax® R2000 0DTE Covered Call Strategy ETF

YieldMax® MSTR Short Option Income Strategy ETF
YieldMax® AMD Short Option Income Strategy ETF
YieldMax® AMZN Short Option Income Strategy ETF
YieldMax® MARA Short Option Income Strategy ETF
YieldMax® Bitcoin Short Option Income Strategy ETF
YieldMax® META Short Option Income Strategy ETF
YieldMax® SMCI Short Option Income Strategy ETF

YieldMax® AI Performance and Distribution Target 25 ETF

YieldMax® AMD Performance and Distribution Target 25 ETF
YieldMax® AMZN Performance and Distribution Target 25 ETF
YieldMax® COIN Performance and Distribution Target 25 ETF
YieldMax® MARA Performance and Distribution Target 25 ETF
YieldMax® MSTR Performance and Distribution Target 25 ETF
YieldMax® NVDA Performance and Distribution Target 25 ETF
YieldMax® PLTR Performance and Distribution Target 25 ETF
YieldMax® SMCI Performance and Distribution Target 25 ETF
YieldMax® TSLA Performance and Distribution Target 25 ETF
YieldMax® Bitcoin Performance and Distribution Target 25 ETF

YieldMax® RDDT Option Income Strategy ETF

YieldMax® GME Option Income Strategy ETF

YieldMax® AFRM Option Income Strategy ETF

YieldMax® CRWD Option Income Strategy ETF

YieldMax® UBER Option Income Strategy ETF

YieldMax® ARM Option Income Strategy ETF

YieldMax® AVGO Option Income Strategy ETF

YieldMax® HIMS Option Income Strategy ETF

YieldMax® APP Option Income Strategy ETF

YieldMax® LLY Option Income Strategy ETF

YieldMax® SPOT Option Income Strategy ETF

YieldMax® IONQ Option Income Strategy ETF

YieldMax® GLXY Option Income Strategy ETF

YieldMax® CRWV Option Income Strategy ETF

YieldMax® CRCL Option Income Strategy ETF YieldMax® U.S. Stocks Target Double Distribution ETF

Nicholas Fixed Income Alternative ETF

Nicholas Global Equity and Income ETF

Nicholas Crypto Income ETF

Pinnacle Focused Opportunities ETF

Return Stacked® Bonds & Managed Futures ETF

Return Stacked® Global Stocks & Bonds ETF

Return Stacked® U.S. Stocks & Managed Futures ETF

Return Stacked® Bonds & Futures Yield ETF

Return Stacked® U.S. Stocks & Futures Yield ETF

Return Stacked® Bonds & Merger Arbitrage ETF

Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

DGA Core Plus Absolute Return ETF

Tactical Advantage ETF

Roundhill Generative AI & Technology ETF

Blueprint Chesapeake Multi-Asset Trend ETF

Grizzle Growth ETF

Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF

Defiance S&P 500 Enhanced Options & 0DTE Income ETF

Defiance R2000 Enhanced Options & 0DTE Income ETF

Defiance Treasury Alternative Yield ETF

Defiance Developed Markets Enhanced Options Income ETF

Defiance Emerging Markets Enhanced Options Income ETF

Defiance Nasdaq 100 Income Target ETF

Defiance S&P 500 Income Target ETF

Defiance R2000 Income Target ETF

Defiance Gold Enhanced Options Income ETF

Defiance Silver Enhanced Options Income ETF

Defiance Oil Enhanced Options Income ETF

Defiance Treasury Enhanced Options Income ETF

Defiance Daily Target 2X Long LLY ETF

Defiance Daily Target 2X Long MSTR ETF

Defiance Daily Target 2X Long NVO ETF

Defiance Daily Target 2X Long AVGO ETF

Defiance Daily Target 2X Long SMCI ETF

Defiance Daily Target 2X Long RIOT ETF

Defiance Daily Target 2X Long Copper ETF

Defiance Daily Target 2X Long China Dragons ETF

Defiance Daily Target 2X Long Solar ETF

Defiance Daily Target 2X Short MSTR ETF

Defiance Large Cap ex-Mag 7 ETF

Defiance Daily Target 2X Long SOFI ETF

Defiance Daily Target 2X Long AMAT ETF

Defiance Daily Target 2X Long GOLD ETF

Defiance Daily Target 2X Long ORCL ETF

Defiance Daily Target 2X Long FSLR ETF

Defiance Daily Target 2X Long DKNG ETF

Defiance Hot Sauce Daily 3X Strategy ETF

Defiance AI & Power Infrastructure ETF

Defiance Leveraged Long MSTR ETF
Defiance Leveraged Long + Income MSTR ETF
Defiance Daily Target 2X Long HIMS ETF
Defiance Daily Target 2X Long IONQ ETF
Defiance Daily Target 2X Long RKLB ETF
Defiance Daily Target 2X Long CVNA ETF
Defiance Daily Target 2X Long HOOD ETF
Defiance Daily Target 2X Long VST ETF
Defiance Daily Target 2X Long JPM ETF
Defiance Daily Target 2X Long PENN ETF
Defiance Daily Target 2X Long SOUN ETF
Defiance Daily Target 2X Long MRVL ETF
Defiance Daily Target 2X Long RGTI ETF
Defiance Daily Target 2X Short RIOT ETF
Defiance Daily Target 2X Short SMCI ETF
Defiance Daily Target 2X Short LLY ETF

Defiance Daily Target 2X Long DJT ETF

Defiance Daily Target 2X Long RDDT ETF

Defiance Trillion Dollar Club Index ETF

Defiance Nasdaq 100 LightningSpread™ Income ETF

Defiance S&P 500 LightningSpread™ Income ETF

Defiance Russell 2000 LightningSpread™ Income ETF

Defiance Daily Target 2X Short CVNA ETF

Defiance Daily Target 2X Short IONQ ETF

Defiance Daily Target 2X Short PLTR ETF

Defiance Daily Target 2X Short RKLB ETF

Defiance Daily Target 2X Long ARM ETF

Defiance Daily Target 2X Long UBER ETF

Defiance Daily Target 2X Long ANET ETF

Defiance Daily Target 2X Long PM ETF

Defiance Daily Target 2x Long OKLO ETF

Defiance Daily Target 2x Long QBTS ETF

Defiance Daily Target 2x Short RGTI ETF

Defiance Daily Target 2x Short QBTS ETF

Defiance Nasdaq 100 Double Short Hedged ETF

Defiance 2X Daily Long Pure Quantum ETF

Defiance MAGA Seven ETF

Defiance Vol Carry Hedged ETF

Defiance Enhanced Short Vol ETF

Defiance Enhanced Long Vol ETF

Defiance Leveraged Long + Income AAPL ETF

Defiance Leveraged Long + Income AMD ETF

Defiance Leveraged Long + Income AMZN ETF

Defiance Leveraged Long + Income BRK.B ETF

Defiance Leveraged Long + Income COIN ETF

Defiance Leveraged Long + Income GOOGL ETF

Defiance Leveraged Long + Income HIMS ETF

Defiance Leveraged Long + Income HOOD ETF

Defiance Leveraged Long + Income META ETF

Defiance Leveraged Long + Income NFLX ETF

Defiance Leveraged Long + Income NVDA ETF

Defiance Leveraged Long + Income PLTR ETF

Defiance Leveraged Long + Income SMCI ETF

Defiance Leveraged Long + Income TSLA ETF

Defiance Leveraged Long + Income Magnificent Seven ETF

Defiance Leveraged Long + Income Nasdaq 100 ETF

Defiance Leveraged Long + Income S&P 500 ETF

Defiance Leveraged Long + Income Ethereum ETF

Defiance Leveraged Long + Income Bitcoin ETF

Defiance Leveraged Long + Income CRCL ETF

Defiance Leveraged Long + Income CRWV ETF

Defiance Leveraged Long + Income GLXY ETF

Defiance Daily Target 2X Long AEO ETF

Defiance Daily Target 2X Long ALAB ETF

Defiance Daily Target 2X Long APLD ETF

Defiance Daily Target 2X Long AVAV ETF

Defiance Daily Target 2X Long BLSH ETF

Defiance Daily Target 2X Long DASH ETF

Defiance Daily Target 2X Long ET ETF

Defiance Daily Target 2X Long FIG ETF

Defiance Daily Target 2X Long IREN ETF

Defiance Daily Target 2X Long JOBY ETF

Defiance Daily Target 2X Long KTOS ETF

Defiance Daily Target 2X Long LMND ETF

Defiance Daily Target 2X Long MP ETF

Defiance Daily Target 2X Long MRNA ETF

Defiance Daily Target 2X Long NBIS ETF

Defiance Daily Target 2X Long NVTS ETF

Defiance Daily Target 2X Long OSCR ETF

Defiance Daily Target 2X Long PONY ETF

Defiance Daily Target 2X Long QS ETF

Defiance Daily Target 2X Long RBRK ETF

Defiance Daily Target 2X Long RCAT ETF

Defiance Daily Target 2X Long ZETA ETF

Defiance SCHD Target 10 Income ETF

Defiance Leveraged Long BEAM ETF

Defiance Leveraged Long SBET ETF

Defiance Leveraged Long OPEN ETF

Defiance Leveraged Long EOSE ETF

Defiance Leveraged Long DOCN ETF

Defiance Leveraged Long HTZ ETF

Defiance Leveraged Long NEGG ETF

Defiance Leveraged Long NMAX ETF

Defiance Leveraged Long RUM ETF

Defiance Leveraged Long + Income BMNR ETF

Defiance Leveraged Long + Income SOFI ETF

Defiance Leveraged Long + Income SOL

Defiance Leveraged Long + Income XRP

Defiance Daily Target 2X Long CHWY ETF

Defiance Daily Target 2X Long CAVA ETF

Defiance Daily Target 2X Long ELF ETF

Defiance Daily Target 2X Long WYNN ETF

Defiance Daily Target 2X Long BMNR ETF

Defiance Daily Target 2X Long ESLT ETF

Defiance Daily Target 2X Long AA ETF

Defiance Daily Target 2X Long CAE ETF

Defiance Daily Target 2X Long CSCO ETF

Defiance Daily Target 2X Long EBAY ETF

Defiance Daily Target 2X Long EXEL ETF

Defiance Daily Target 2X Long IBKR ETF

Defiance Daily Target 2X Long KLAC ETF

Defiance Daily Target 2X Long MPWR ETF

Defiance Daily Target 2X Long PFE ETF

Defiance Daily Target 2X Long SE ETF

Defiance Daily Target 2X Long ERIC ETF

Defiance Daily Target 2X Long UPS ETF

Defiance QTUM Options Income ETF

Defiance Daily Target 2X Short BNMR ETF

Defiance Daily Target 2X Short CRCL ETF

Defiance Daily Target 2X Short AMD ETF

Defiance Daily Target 2X Short APP ETF

Defiance Daily Target 2X Short ASTS ETF

Defiance Daily Target 2X Short AVGO ETF

Defiance Daily Target 2X Short BBAI ETF

Defiance Daily Target 2X Short HIMS ETF

Defiance Daily Target 2X Short HOOD ETF

Defiance Daily Target 2X Short INTC ETF

Defiance Daily Target 2X Short MRVL ETF

Defiance Daily Target 2X Short MU ETF

Defiance Daily Target 2X Short NVO ETF

Defiance Daily Target 2X Short OKLO ETF

Defiance Daily Target 2X Short OSCR ETF

Defiance Daily Target 2X Short SBET ETF

Defiance Daily Target 2X Short TSM ETF

Defiance Daily Target 2X Short UNH ETF

CoreValues Alpha Greater China Growth ETF

CoreValues America First Technology Index ETF

Hilton Small-MidCap Opportunity ETF

Hilton BDC Corporate Bond ETF

Quantify Absolute Income ETF

STKD Bitcoin & Gold ETF

STKd 100% COIN & 100% NVDA ETF
STKd 100% NVDA & 100% MSTR ETF
STKd 100% MSTR & 100% COIN ETF
STKd 100% COIN & 100% HOOD ETF
STKd 100% NVDA & 100% AMD ETF
STKd 100% TSLA & 100% MSTR ETF
STKd 100% TSLA & 100% NVDA ETF
STKd 100% SMCI & 100% NVDA ETF
STKd 100% UBER & 100% TSLA ETF
STKd 100% META & 100% AMZN ETF

iREIT® - MarketVector Quality REIT Index ETF

Even Herd Long Short ETF

Peerless Option Income Wheel ETF

Clockwise Core Equity & Innovation ETF

Cambria Chesapeake Pure Trend ETF

LevMax™ Bitcoin [Monthly 3x1] ETF

LevMax™ COIN [Monthly 3x1] ETF

LevMax™ MSTR [Monthly 3x1] ETF

LevMax™ NVDA [Monthly 3x1] ETF

LevMax™ PLTR [Monthly 3x1] ETF

LevMax™ TSLA [Monthly 3x1] ETF

LevMax™ AMZN [Monthly 3x1] ETF

LevMax™ BRK.B [Monthly 3x1] ETF

LevMax™ MSFT [Monthly 3x1] ETF

LevMax™ HOOD [Monthly 3x1] ETF

LevMax™ RDDT [Monthly 3x1] ETF

LevMax™ SMCI [Monthly 3x1] ETF